1 IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE OKLAHOMA FIREFIGHTERS PENSION & RETIREMENT SYSTEM, derivatively on behalf of CANNAE HOLDINGS, INC., Plaintiff, v. WILLIAM P. FOLEY, II, HUGH R. HARRIS, C. MALCOLM HOLLAND, FRANK R. MARTIRE, JR., RICHARD N. MASSEY, ERIKA MEINHARDT, JAMES B. STALLINGS, FRANK P. WILLEY, BRENT B. BICKETT, RICHARD L. COX, MICHAEL GRAVELLE, and TRASIMENE CAPITAL MANAGEMENT, LLC, Defendants, and CANNAE HOLDINGS, INC., Nominal Defendant. C.A. No. 2020-0801-KSJM NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION TO: All record and beneficial owners of Cannae Holdings, Inc. (the “Company”) common stock as of the close of business on March 10, 2023 (“Current Company Stockholders”). PLEASE READ ALL OF THIS NOTICE CAREFULLY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THE ACTION. THIS NOTICE RELATES TO THE PROPOSED SETTLEMENT OF A LAWSUIT AND CONTAINS IMPORTANT INFORMATION. If you are a brokerage firm, bank, or other nominee that holds securities as a record owner on behalf of the beneficial owners of the securities, please read the section below entitled “Notice To Persons Or Entities Holding Record Ownership On Behalf Of Others.” The purpose of this Notice of Pendency and Proposed Settlement of Action (the “Notice”) is to inform you of: (a) the pendency of the above-captioned lawsuit, Oklahoma Firefighters Pension & Retirement System v. William P. Foley, II, et al., C.A. No. 2020-0801-KSJM (Del. Ch.) (the “Action”), which is pending in the Court of Chancery of the State of Delaware (the “Court”) and asserts claims derivatively on behalf of the Company; (b) the proposed settlement of the Action (the “Settlement”), subject to Court approval and other conditions of the Settlement being satisfied, as provided for in a Stipulation and Agreement of Compromise, Settlement, and Release, dated March 10, 2023 (the “Stipulation”), which was filed with the Court and is publicly available for review at https://www.cannaeholdings.com/notices and (c) a hearing to be held before the Court on June 8, 2023, at 3:15 p.m., either in person at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, or by remote proceeding (the “Settlement Hearing”).1 The purpose of the Settlement Hearing is to consider, among other things: (i) the proposed Settlement; (ii) the joint request of the Parties that the Court enter the Order and Final Judgment; (iii) Plaintiff’s Counsel’s Fee and Expense Application (as defined in Paragraph 64 below); and (iv) any objections to any of the foregoing. 1 Certain of the capitalized terms used in this Notice are defined in Paragraphs 32-50 below. All capitalized terms used in this Notice that are not otherwise defined herein will have the meaning set forth in the Stipulation, which is publicly available at https://www.cannaeholdings.com/notices.

2 The Stipulation was entered into as of March 10, 2023, by and among (i) the Special Litigation Committee (the “SLC”) of the Board of Directors of Cannae (the “Board”), acting for and on behalf of the Company, (ii) Plaintiff Oklahoma Firefighters Pension & Retirement System (“Plaintiff”), (iii) Defendants William P. Foley, II (“Foley”), Hugh R. Harris (“Harris”), C. Malcolm Holland (“Holland”), Frank R. Martire, Jr. (“Martire”), Richard N. Massey (“Massey”), Erika Meinhardt (“Meinhardt”), James B. Stallings (“Stallings”), and Frank P. Willey (“Willey,” and together with Foley, Harris, Holland, Martire, Massey, Meinhardt, and Stallings, the “Director Defendants”), (iv) Defendants Brent B. Bickett (“Bickett”), Richard L. Cox (“Cox”), and Michael Gravelle (“Gravelle,” and together with Bickett and Cox, the “Officer Defendants”), and (v) Defendant Trasimene Capital Management, LLC (“Trasimene,” and together with the Officer Defendants and the Director Defendants, the “Defendants”) (the SLC, Plaintiff, the Company, and Defendants, together, the “Parties,” and each a “Party”). A copy of the Stipulation, including Exhibits, is available at https://www.cannaeholdings.com/notices or by contacting counsel listed below. This Notice describes the rights you may have with respect to the Action and pursuant to the Stipulation and what steps you may take, but are not required to take, in relation to the Settlement. If the Court approves the proposed Settlement, the Parties will ask the Court at the Settlement Hearing to enter an Order and Final Judgment dismissing the Action with prejudice in accordance with the terms of the Stipulation. Also, if the Settlement is approved by the Court, the Company’s stockholders will be barred from contesting the fairness of the Settlement or pursuing the Plaintiff Released Claims (as defined below) against the Defendant Released Parties (as defined below). Because the Action was brought as a derivative action, which means that the Action was brought by Plaintiff on behalf of and for the benefit of the Company, the monetary payment to be made under the Settlement will go to the Company. Individual Company stockholders will not receive any direct payment from the Settlement. PLEASE NOTE: THERE IS NO PROOF OF CLAIM FORM FOR STOCKHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT, AND STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. WHAT IS THE PURPOSE OF THIS NOTICE? 1. The purpose of this Notice is to explain the Action, the terms of the proposed Settlement, and how the Settlement affects the legal rights of the Company’s stockholders. 2. As described more fully in Paragraph 69 below, Current Company Stockholders have the right to object to the proposed Settlement and/or Plaintiff’s Counsel Fee and Expense Application. Current Company Stockholders also have the right to appear and be heard at the Settlement Hearing, which will be held before the Delaware Court of Chancery on June 8, 2023, at 3:15 p.m., either in person at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, or by remote proceeding. 3. The Court has reserved the right to adjourn or continue the Settlement Hearing, including consideration of the Plaintiff’s Counsel Fee and Expense Application, without further notice to the Company’s stockholders other than by announcement at the Settlement Hearing or any adjournment thereof, or notation on the docket in the Action. The Court has further reserved the right to approve the Settlement, at or after the Settlement Hearing, with such modifications as may be consented to by the Parties and without further notice of any kind. In addition, the Court may decide to hold the Settlement Hearing by telephone or video conference without further notice to the Company’s stockholders. If you wish to appear at the Settlement Hearing, you should consult the Court’s docket for any change in date, time, or format of the hearing. WHAT IS THIS CASE ABOUT? WHAT HAS HAPPENED SO FAR? THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES BY ANY OF THE PARTIES. IT IS BASED ON STATEMENTS OF THE PARTIES AND IS SENT FOR THE SOLE PURPOSE OF INFORMING YOU OF THE EXISTENCE OF THE DERIVATIVE ACTION AND OF A HEARING ON A PROPOSED SETTLEMENT SO THAT YOU MAY MAKE APPROPRIATE DECISIONS AS TO STEPS YOU MAY OR MAY NOT WISH TO TAKE IN RELATION TO THIS LITIGATION. 4. In November 2017, in connection with the Company’s split-off from Fidelity National Financial, Inc., the Company adopted all outstanding incentive awards under an existing Investment Success Incentive Program (the “Old ISIP”), which was an incentive pool to be paid to Company officers and/or employees upon specified monetization or liquidity events in connection with the Company’s investments, including its investment in Ceridian HCM Holdings Inc. (“Ceridian”). 5. In accordance with Internal Revenue Code Section 162(m) (“Section 162(m)”), the Old ISIP included provisions that, among other things, limited payments to participants in the plan to $25 million per year, in order to enable the Company to categorize these payments as performance-based and tax-deductible under Section 162(m) (the “$25 Million Cap”). 6. On December 22, 2017, the United States Congress enacted the Tax Cuts and Jobs Act of 2017, which, among other things, eliminated the exemption under Section 162(m) for qualified performance-based compensation such that any compensation paid under the Old ISIP in excess of $1 million would no longer be tax-deductible.

3 7. On April 26, 2018, Ceridian completed its initial public offering, which resulted in a more than $670 million gain on investment for the Company and an award opportunity for participants in the Company’s Old ISIP. 8. In or about May 2018, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee” and the “Board”), in consultation with, among others, its compensation advisor, approved the payment of discretionary incentive awards to certain Company executives in connection with the Company’s gain on its investment in Ceridian (the “Ceridian IPO Awards”), including $47,942,710 for Foley, which Defendants contend was based on Foley’s contribution over the previous ten years to the success of the Company’s investment in Ceridian. The Compensation Committee also determined that the Ceridian IPO Awards should not be subject to the $25 Million Cap under the Old ISIP in light of the changes to Section 162(m). The Compensation Committee subsequently approved additional compensation awards related to Ceridian, including approximately $4.6 million payable to Foley. 9. On July 27, 2018, the Company realized an approximately $56 million gain on its investment in LifeWorks Corporation Limited (“LifeWorks”), which resulted in an award opportunity for participants in the Company’s Old ISIP. 10. In or about August 2018, the Compensation Committee, in consultation with its compensation consultant, approved awards under the Old ISIP in respect of LifeWorks, including approximately $4 million payable to Foley. The Compensation Committee also approved and adopted, in consultation with its compensation consultant, a new Investment Success Incentive Plan (the “New ISIP”) in place of the Old ISIP, which, among other things, eliminated the $25 Million Cap in light of the change to Section 162(m). 11. Beginning in or about May 2019, the Company’s management, working with the Company’s legal and financial advisors (Weil, Gotshal & Manges LLP and JP Morgan Chase & Co. (“JP Morgan”)), began exploring the possibility of transitioning the Company to an externally-managed structure, which Defendants contend was, among other reasons to externalize management, a means of attracting and retaining talent (the “Externalization”). 12. On July 26, 2019, the Compensation Committee discussed the Externalization with members of management. Following discussion, the Compensation Committee determined that the Externalization should be explored further and discussed with the full Board. 13. On August 2, 2019, the Board met to discuss the Externalization, including key terms, and, following discussion, authorized management to work with the Company’s advisors to prepare documentation for the Externalization. 14. On August 26, 2019, the Board’s independent directors convened a special joint meeting of the Board’s Compensation Committee, Corporate Governance and Nominating Committee, and Audit Committee to discuss the Externalization, including the key business terms for the Externalization, and, following discussion, approved the Externalization and the Company’s entry into a definitive Management Services Agreement with Trasimene (the “Management Services Agreement”). The Board subsequently approved the Externalization and the Management Services Agreement. 15. The Management Services Agreement provided, among other things, that: (i) Trasimene would serve as the Company’s external manager; (ii) Trasimene would receive an annual management fee of 1.5% of the Company’s cost of invested capital payable quarterly, in addition to graduated incentive fees depending on internal rates of return on the Company’s investments, subject to hurdle rates and offsets for compensation paid by the Company to certain named executive officers of the Company who would also serve as members of Trasimene; and (iii) the Board would have the ability to terminate the Management Services Agreement if (x) 75% of the Board voted in favor of terminating, (y) 75% of the Company’s stockholders voted in favor of terminating, or (z) Foley was determined to be incapacitated or deceased. The Company also entered into an Amended and Restated Operating Agreement of Cannae Holdings, LLC, dated as of August 27, 2019 (the “Operating Agreement”), to facilitate the Externalization. 16. Trasimene formally commenced providing services to the Company under the Management Services Agreement as of December 31, 2019, with the initial management fee payable by the Company to Trasimene under the Management Services Agreement being calculated based on the cost of invested capital for the Company’s portfolio as of that date, as reflected in the Company’s Fourth Quarter 2019 Earnings Release, which was filed with the United States Securities and Exchange Commission on a Form 8-K on February 21, 2020. 17. On July 22, 2020, Plaintiff made a books-and-records demand pursuant to Section 220 of the Delaware General Corporation Law, seeking, among other things, Board and Committee documents concerning the New ISIP and the Externalization, and the Company provided certain documents to Plaintiff in response to the demand.

4 18. On September 18, 2020, Plaintiff filed a Verified Stockholder Derivative Complaint (the “Initial Complaint”) in this Action, together with a Motion for Partial Summary Judgment with respect to Count VI of the Initial Complaint. 19. On November 5, 2020, Plaintiff filed the First Amended Verified Class Action and Derivative Complaint (the “Amended Complaint”) in this Action, including five counts pleaded as derivative claims—(1) a claim for breach of fiduciary duty against the Director Defendants for the Externalization (Count I); (2) a claim for breach of fiduciary duty against the Officer Defendants for the Externalization (Count II); (3) a claim for aiding and abetting against Trasimene (Count III); (4) a claim for unjust enrichment against Trasimene (Count IV); and (5) a claim for breach of fiduciary duty against the Director Defendants for the New ISIP (Count V)—and a direct claim for a declaration that the termination provision in the Management Services Agreement was invalid under 8 Del C. § 141 (Count VI). The Amended Complaint also alleged that the Company’s sponsorship of, and other economic interests in, certain special purpose acquisition companies (“SPACs”) affiliated with Foley were related-party transactions that were unfair to the Company (the “SPAC Claims”). The Company’s investments in SPACs included, inter alia, Austerlitz Acquisition Corporation I (“Austerlitz I”) and Austerlitz Acquisition Corporation II (“Austerlitz II”). 20. On December 16, 2020, Plaintiff filed its opening brief in support of a motion for summary judgment as to Count VI. 21. On January 27, 2021, the Company and Trasimene entered into a First Amendment to the Management Services Agreement pursuant to which the termination provisions were amended to remove the requirement of the vote of at least 75% of the Board and at least 75% of the Company’s stockholders to terminate the Management Services Agreement, thereby mooting Count VI in Plaintiffs’ Amended Complaint. 22. On January 28, 2021, the Parties filed a Stipulation withdrawing Plaintiff’s motion for summary judgment in its entirety and with prejudice as moot and dismissing Count VI of the Amended Complaint in its entirety and with prejudice as moot. 23. On February 18, 2021, the Board appointed non-parties Barry Moullet (“Moullet”) and David Aung (“Aung”) to serve as independent directors of the Company. The Board also adopted resolutions establishing the SLC, consisting of Moullet and Aung, with Moullet to serve as Chairman of the SLC. 24. The SLC subsequently interviewed legal advisors and retained Morris, Nichols, Arsht & Tunnell LLP as its independent legal advisor and Charles River Associates, Inc. (“CRA”) as its independent financial advisor. 25. In March 2021, the Court granted the Parties’ stipulation and order staying the Action until September 9, 2021, pending the SLC’s investigation. 26. The Court granted further extensions of the stay on September 10, 2021, December 21, 2021, April 12, 2022, and June 30, 2022. 27. The SLC, with the assistance of its advisors, engaged in extensive evaluation and investigation of the derivative claims asserted in the Action, which included: (i) the collection and review of documents from the Director Defendants, the Officer Defendants, Trasimene, JP Morgan, and the Company’s compensation consultant; (ii) interviews of seven witnesses (with SLC members attending and participating in each); (iii) expert economic analysis of certain claims by CRA; and (iv) legal analysis of the derivative claims by the SLC’s counsel, who met with Plaintiff’s counsel and Defendants’ counsel to obtain their views concerning such claims. 28. On October 25, 2022, the Parties reached an agreement in principle to settle the Action. 29. After additional negotiations regarding the specific terms of their agreement, the Parties entered into the Stipulation on March 10, 2023. The Stipulation (together with the exhibits thereto) reflects the final and binding agreement between the Parties. 30. On March 10, 2023, the Parties filed the Stipulation with the Court. On March 14, 2023, the Court entered a Scheduling Order directing that this Notice of the Settlement be provided to Current Company Stockholders, and scheduling the Settlement Hearing to, among other things, consider whether to approve the Settlement.

5 WHAT ARE THE TERMS OF THE SETTLEMENT? 31. Set forth below is a summary of the principal terms of the proposed Settlement, as agreed to by the Parties, subject to the approval of the Court. The following statements are a summary. Please refer to the Stipulation, which is publicly available at https://www.cannaeholdings.com/notices, for a full and complete statement of the terms of the Settlement. Certain Relevant Definitions: 32. “Corporate Governance Measures” means that the Company will, and Defendants will cause the Company to: (i) create a Related Person Transaction Committee of the Board, the authority of which is set forth substantially in the form of the Related Person Transaction Committee Charter attached to the Stipulation as Exhibit A; and (ii) amend and supplement the Company’s existing policies governing related person transactions by adopting a Related Person Transaction Policy substantially in the form attached to the Stipulation as Exhibit B. 33. “Defendant Released Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, counterclaims, offsets, issues, and controversies of any kind, nature, or description whatsoever, whether accrued or unaccrued, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, whether based on state, local, federal, statutory, regulatory, common, or other law or rule, including known claims and Unknown Claims, which any Defendant ever had, now has, or may have against any of the Plaintiff Released Parties and/or the SLC Released Parties arising out of and/or relating in any way to the institution or prosecution of, participation in, and/or settlement of the Action. For the avoidance of doubt, the Defendant Released Claims shall not include any claims to enforce this Stipulation or the Settlement. 34. “Defendant Released Parties” means the Director Defendants, the Officer Defendants, Trasimene, and any and all of their respective current and former directors, officers, employees, employers, parent entities, controlling persons, owners, members, principals, affiliates, subsidiaries, managers, partners, limited partners, general partners, stockholders, representatives, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, agents, heirs, executors, trustees, personal representatives, estates, administrators, predecessors, successors, assigns, insurers, and reinsurers. 35. “Effective Date” means the date on which Final Court Approval of the Order and Final Judgment has been attained. 36. “External Management Changes” means that the Company will, and Defendants will cause the Company to: (i) enter into an amended and restated management services agreement with Trasimene, which shall provide for (x) a new five (5) year term from the date of execution of the new agreement, (y) the reduction of the management fee payable to Trasimene by the Company from 1.5% to 1.25% for assets under management greater than $2,500,000,000 to be implemented on a prospective basis beginning with the next quarterly management fee payable after execution of the new agreement, and (z) the termination fee payable to Trasimene under the management services agreement to be reduced to $20,000,000 in all circumstances, except upon a change-of- control, in which case the termination fee shall be $40,000,000; and (ii) enter into such agreements or other documentation as may be necessary to provide for the Company to receive a 75.1% ownership interest in Trasimene’s broker-dealer business, with Trasimene retaining a 24.9% interest in such business. 37. “Final” means that one of the following has occurred with respect to a court order or award: (i) the time for the filing or noticing of any motion for reconsideration, appeal, or other review of the order or award has expired without any such filing or notice; or (ii) the order or award has been affirmed in all material respects on an appeal or after reconsideration or other review and is no longer subject to review upon appeal, reconsideration, or other review, and the time for any petition for reconsideration, reargument, appeal, or review of such order or award (or any order affirming it) has expired; provided, however, that any disputes or appeals relating solely to the amount, payment, or allocation of attorneys’ fees and expenses shall have no effect on finality for purposes of determining the date on which Final Court Approval of the Order and Final Judgment has been attained, and shall not prevent, limit, or otherwise affect the Order and Final Judgment. 38. “Final Court Approval” means, with respect to the Settlement, that the Court has entered the Order and Final Judgment, substantially in the form attached to the Stipulation as Exhibit E, and the Order and Final Judgment has become Final. 39. “Monetary Settlement Amount” means a cash payment of six million dollars and no cents ($6,000,000.00) (United States Dollars). 40. “Order and Final Judgment” means the Order and Final Judgment to be entered in the Action, substantially in the form attached to the Stipulation as Exhibit E.

6 41. “Person” means any individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, association, affiliate, joint stock company, investment fund, estate, legal representative, trust, unincorporated association, entity, government and any political subdivision thereof, or any other type of business or legal entity. 42. “Plaintiff Released Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, counterclaims, offsets, issues, and controversies of any kind, nature, or description whatsoever, whether accrued or unaccrued, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, whether based on state, local, federal, statutory, regulatory, common, or other law or rule, including known claims and Unknown Claims, that were or could have been alleged by Plaintiff (individually or on behalf of the Company) or the SLC (on behalf of the Company) relating to the subject matter of the Action (including, but not limited to, the Old ISIP, the New ISIP, the Ceridian IPO Awards, the Externalization, the Management Services Agreement, the Operating Agreement, and the SPAC Claims) against any of the Defendant Released Parties or the SLC Released Parties in any court, tribunal, other adjudicatory body, forum, suit, action, or proceeding. For the avoidance of doubt, the Plaintiff Released Claims shall not include any claims to enforce this Stipulation or the Settlement, any direct or class claims of any Company stockholders other than those of the Plaintiff, or any claims based on conduct occurring after the date of execution of this Stipulation. 43. “Plaintiff Released Parties” means Plaintiff and any and all of its current and former directors, officers, employees, employers, parent entities, controlling persons, owners, members, principals, affiliates, subsidiaries, managers, partners, limited partners, general partners, stockholders, representatives, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, agents, heirs, executors, trustees, personal representatives, estates, administrators, predecessors, successors, assigns, insurers, and reinsurers. 44. “Plaintiff’s Counsel” means Labaton Sucharow LLP and Friedman Oster & Tejtel PLLC. 45. “Released Claims” means, collectively or individually, the Plaintiff Released Claims and the Defendant Released Claims. 46. “Released Parties” means, collectively or individually, the Plaintiff Released Parties, the Defendant Released Parties, and the SLC Released Parties. 47. “Releases” means the releases set forth in Paragraphs 9-10 of the Stipulation (and as described in Paragraph 62 below). 48. “Releasing Parties” means Plaintiff (individually and/or on behalf of the Company), the SLC (on behalf of the Company), and Defendants. 49. “SLC Released Parties” means the members of the SLC and any and all of their respective employers, parent entities, controlling persons, owners, members, principals, affiliates, or subsidiaries and each and all of their respective past or present officers, directors, managers, partners, stockholders, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, agents, heirs, executors, trustees, personal representatives, estates, administrators, predecessors, successors, assigns, insurers, and reinsurers. 50. “Unknown Claims” means any Plaintiff Released Claims that Plaintiff (individually or on behalf of the Company) or the SLC (on behalf of the Company) does not know or suspect exists in its favor at the time of the release of the Plaintiff Released Claims as against any of the Defendant Released Parties, and any Defendant Released Claims that any Defendant does not know or suspect exists in his, her, or its favor at the time of the release of the Defendant Released Claims as against any of the Plaintiff Released Parties or the SLC Released Parties, including without limitation those which, if known, might have affected the decision to enter into the Settlement. With respect to any and all of the Released Claims, and although the Settlement provides for a specific release of the Released Parties, the Releasing Parties stipulate and agree that, upon the Effective Date, the Releasing Parties shall be deemed to have, and by operation of the Order and Final Judgment shall have, waived the provisions, rights, and benefits of California Civil Code §1542 or any law of the United States or any state of the United States or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Cal. Civ. Code § 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

7 The Releasing Parties shall be deemed to have, and by operation of the Order and Final Judgment shall have, waived any and all provisions, rights, and benefits conferred by any law of any jurisdiction, state, or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code § 1542. Any of the Releasing Parties may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the Released Claims but, upon the Effective Date, the Releasing Parties shall be deemed to have, and by operation of the Order and Final Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, accrued or unaccrued, which now exist or heretofore have existed, upon any theory of law or equity, from the beginning of time through the date of execution of the Stipulation, without regard to the subsequent discovery or existence of such different or additional facts. The Releasing Parties shall be deemed by operation of the Order and Final Judgment to have acknowledged that the foregoing waivers were separately bargained for and are key elements of the Settlement of which this release is a part. The Settlement Amount: 51. Defendants shall cause their insurers to pay the Monetary Settlement Amount, less any Fee and Expense Award to Plaintiff’s Counsel (which Defendants’ insurers shall pay directly to Plaintiff’s Counsel in accordance with the Stipulation), to the Company on behalf of all Defendants; such payment of the Monetary Settlement Amount shall be made to the Company within ten (10) business days after Final Court Approval. Corporate Governance Measures: 52. The Company will adopt the Corporate Governance Measures on or prior to its next regularly scheduled Board meeting after Final Court Approval, and such measures will remain in place for no less than three (3) years from the date of adoption. 53. The Company acknowledges that the pendency of this Action was a causal factor (among others) in (i) adding Moullet and Aung to the Board and (ii) the decision to seek to liquidate Austerlitz I and Austerlitz II. External Management Changes: 54. The Company will implement the External Management Changes on or prior to its next regularly scheduled Board meeting after Final Court Approval. WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT? 55. The Settlement set forth in the Stipulation reflects the results of the Parties’ negotiations and the final terms of their agreement, which was reached only after arm’s-length negotiations among the Parties, who were all represented by counsel with extensive experience and expertise in derivative litigation. 56. Plaintiff’s involvement in the negotiations preceding the Settlement was a significant factor in achieving the benefits received by the Company as a result of the Settlement. 57. Plaintiff continues to believe that it brought the Action in good faith and that its claims have legal merit, and the entry by Plaintiff into this Stipulation and Settlement is not an admission as to a lack of any merit of any claims asserted or that could be asserted in the Action. 58. On the basis of the information available to Plaintiff, including publicly available information, its counsel’s investigation, and certain non-public materials, Plaintiff took into consideration the strengths and weaknesses of Plaintiff’s claims and determined that the terms of this Stipulation and the Settlement are fair, reasonable, and adequate, and in the best interests of the Company and its stockholders, and Plaintiff believes that it is reasonable to seek approval of this Stipulation and the Settlement by the Court based upon the terms outlined herein and the substantial benefits and protections to be provided to the Company and its stockholders thereby. 59. Each of the Defendants denies all allegations of wrongdoing or liability on his, her, or its respective part, and specifically maintains that he, she, or it has not committed any violation of law or breach of fiduciary duty or engaged in any wrongdoing whatsoever, but solely to avoid the costs, disruption, and distraction of further litigation, and without admitting the validity of any allegations made in the Action, or any liability with respect thereto, has concluded that it is desirable that the claims against him, her, or it be settled and dismissed on the terms reflected in this Stipulation and the Settlement. 60. The SLC and its counsel have taken into consideration the strengths and weaknesses of the Company’s claims, the strengths and weaknesses of certain other potential claims identified by the SLC in the course of its investigation, and other factors determined to be relevant by the SLC, including the costs to the Company, disruption, and distraction of further litigation, and the SLC has determined that this Stipulation and the Settlement are fair, reasonable, adequate, and in the best interests of the Company and its stockholders, and confer a substantial benefit upon the Company and its stockholders.

8 WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE? 61. If the Settlement is approved, the Court will enter the Order and Final Judgment approving the Settlement in accordance with the Stipulation, at which time the Action will be dismissed with prejudice on the merits. 62. Pursuant to the Stipulation, and in consideration of the benefits provided by the Settlement, the Order and Final Judgment is proposed to, among other things, provide for the full and complete dismissal of the Action with prejudice (including as against all Defendants, on the merits and without fees, costs, or expenses, except as provided in the Stipulation) and provide for the following releases: a. As of the Effective Date, Plaintiff and the SLC (on behalf of the Company), individually and collectively, shall and by the Order and Final Judgment do completely, fully, finally, and forever release, relinquish, settle, and discharge the Defendant Released Parties from and with respect to any and all of the Plaintiff Released Claims (including Unknown Claims), and will be forever barred and enjoined from commencing, instituting, or prosecuting any action or proceeding, in any forum, asserting any of the Plaintiff Released Claims against any of the Defendant Released Parties. b. As of the Effective Date, Defendants, individually and collectively, shall and by the Order and Final Judgment do completely, fully, finally, and forever release, relinquish, and discharge the Plaintiff Released Parties and the SLC Released Parties from and with respect to any and all Defendant Released Claims (including Unknown Claims), and will be forever barred and enjoined from commencing, instituting, or prosecuting any action or proceeding, in any forum, asserting any of the Defendant Released Claims against any of the Plaintiff Released Parties or the SLC Released Parties. c. As of the Effective Date, the Parties shall be finally and forever bound by the Settlement and the Order and Final Judgment. The Order and Final Judgment, including, without limitation, the Releases set forth in Paragraphs (a) and (b) above, shall have res judicata, collateral estoppel, and all other preclusive effects in all pending and future lawsuits, arbitrations, or other suits, actions, or proceedings involving any of the Released Parties. 63. By Order of the Court, all proceedings in the Action, other than such proceedings as may be necessary to carry out the terms and conditions of the Settlement, have been stayed and suspended until further order of the Court. Also, pending a final determination of whether the Settlement should be approved, the Court has barred and enjoined Plaintiff, Defendants, the SLC (on behalf of the Company), the Company’s stockholders, and any of them, from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any suit, action, or proceeding asserting any Plaintiff Released Claims against any Defendant Released Parties. HOW WILL THE ATTORNEYS BE PAID? 64. Concurrent with seeking final approval of the Settlement, Plaintiff’s Counsel intend to petition the Court for an award of attorneys’ fees and expenses, in full satisfaction of any claim by Plaintiff or Plaintiff’s Counsel for an award of fees and expenses in respect of Plaintiff’s and Plaintiff’s Counsel’s efforts in filing this Action and the benefits conferred on the Company and the Company’s stockholders from the prosecution of the Action and the Settlement (the “Fee and Expense Application”). After all of the substantive terms of the Settlement were agreed upon, Plaintiff’s Counsel engaged in arm’s-length negotiations with counsel for the SLC (on behalf of the Company) and counsel for Defendants concerning an appropriate award of attorneys’ fees and litigation expenses for Plaintiff’s Counsel based upon Plaintiff’s and Plaintiff’s Counsel efforts in filing this Action and the benefits conferred on the Company and the Company’s stockholders from the prosecution of the Action and the Settlement. As a result of those negotiations, it has been agreed that the Fee and Expense Application will be for an amount no greater than four million eight hundred fifty thousand dollars and no cents ($4,850,000.00) (United States Dollars). 65. Any award of attorneys’ fees and expenses to Plaintiff’s Counsel that is approved by the Court in connection with the Settlement (the “Fee and Expense Award”) shall be paid solely out of the Monetary Settlement Amount by the Company and/or its insurers. Defendants shall bear no liability for any Fee and Expense Award. 66. The award of any Fee and Expense Award by the Court is not a precondition to the Settlement, the Releases provided under the Stipulation, or the dismissal of the Action with prejudice. The Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of any Fee and Expense Application and/or Fee and Expense Award. Any disapproval or modification of any Fee and Expense Application and/or any Fee and Expense Award by the Court or on appeal shall not affect or delay the enforceability of the Stipulation or the Settlement, provide any of the Parties with the right to terminate the Settlement, impose any obligation on Defendants, the SLC (on behalf of the Company), or the Company, or subject Defendants in any way to an increase in the amount paid by them or on their behalf in connection with the Settlement, or affect or delay the binding effect or finality of the Order and Final Judgment or the Releases.

9 WHEN AND WHERE WILL THE SETTLEMENT HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT HEARING? 67. You do not need to attend the Settlement Hearing. The Court will consider any submission made in accordance with the provisions below even if you do not attend the Settlement Hearing. 68. The Court will consider the Settlement and all matters related to the Settlement, including the Fee and Expense Application, at the Settlement Hearing. The Settlement Hearing will be held before the Delaware Court of Chancery on June 8, 2023, at 3:15 p.m., either in person at the Court of Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, or by telephone or video conference (in the discretion of the Court). Please Note: The date and time of the Settlement Hearing may change without further written notice. In addition, the ongoing COVID-19 health emergency is a fluid situation that creates the possibility that the Court may decide to conduct the Settlement Hearing by telephonic or video conference, or otherwise allow Current Company Stockholders to appear at the Settlement Hearing by phone or video, without further written notice to Current Company Stockholders. In order to determine whether the date and time of the Settlement Hearing have changed, or whether Current Company Stockholders must or may participate by phone or video, it is important that you monitor the Court’s docket or https://www.cannaeholdings.com/notices before making any plans to attend the Settlement Hearing. Any updates regarding the Settlement Hearing, including any changes to the date or time of the Settlement Hearing or updates regarding in-person or telephonic appearances at the Settlement Hearing, will be filed on the Court’s docket and on https://www.cannaeholdings.com/notices. Also, if the Court requires or allows Current Company Stockholders to participate in the Settlement Hearing by telephone or video conference, the information needed to access the conference will be available through the Court’s docket and on https://www.cannaeholdings.com/notices. 69. At the Settlement Hearing, any Current Company Stockholder who continues to own Company common stock through the date of the Settlement Hearing may appear personally or by counsel, and show cause, if any: (a) why the Settlement in accordance with and as set forth in the Stipulation should not be approved as fair, reasonable, and adequate and in the best interests of the Company; (b) why the Order and Final Judgment should not be entered in accordance with and as set forth in the Stipulation; or (c) why the Court should not grant Counsel’s Fee and Expense Application, or otherwise wishes to be heard; provided, however, that unless the Court in its discretion otherwise directs, no Person shall be entitled to contest the approval of the terms and conditions of the Settlement or (if approved) the Order and Final Judgment to be entered thereon, the Fee and Expense Application, or the Fee and Expense Award, and no papers, briefs, pleadings, or other documents submitted by any Person (excluding a party to the Stipulation) shall be received or considered, except by order of the Court for good cause shown, unless, no later than May 19, 2023, such person files with the Register in Chancery, Delaware Court of Chancery, 500 North King Street, Wilmington, DE 19801, and serves upon the attorneys listed below: (a) a written and signed notice of intention to appear that identifies the case name and case number for the Action, Oklahoma Firefighters Pension & Retirement System v. William P. Foley, II, et al., C.A. No. 2020-0801- KSJM (Del. Ch.), and includes the name, address, and telephone number of the objector and, if represented by counsel, the name, address, and telephone number of the objector’s counsel; (b) documentation sufficient to prove that the objector owned shares of Company common stock as of the close of business on March 10, 2023, together with a statement that the objector continues to hold shares of Company common stock on the date of filing of the objection and will continue to hold shares of Company common stock as of the date of the Settlement Hearing; (c) a detailed statement of objections to any matter before the Court; (d) the grounds thereof or the reasons for wanting to appear and be heard; and (e) all documents or writings the Court shall be asked to consider. Such filings must be served upon the following counsel by hand delivery, overnight mail, or the Court’s electronic filing and service system: Ned Weinberger, Esq. Labaton Sucharow LLP 222 Delaware Avenue, Suite 1510 Wilmington, Delaware 19801 Jeremy Friedman, Esq. Friedman Oster & Tejtel PLLC 493 Bedford Center Road, Suite 2D Bedford Hills, New York 10507 William M. Lafferty, Esq. Morris, Nichols, Arsht & Tunnell LLP 1201 N. Market Street Wilmington, Delaware 19801 Bradley R. Aronstam, Esq. Ross Aronstam & Moritz LLP Hercules Building 1313 N. Market Street, Suite 1001 Wilmington, Delaware 19801 70. Unless the Court otherwise directs, any Person who fails to object in the manner described above in Paragraph 69 above shall be deemed to have waived and forfeited any and all rights such person may otherwise have to object to the Settlement, the Fee and Expense Application, and/or any Fee and Expense Award (including any right of appeal) and shall be forever barred from raising such objection in this Action or any other suit, action or proceeding.

10 CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS? 71. This Notice does not purport to be a comprehensive description of the Action, the allegations related thereto, the terms of the Settlement, or the Settlement Hearing. The description of the Settlement in this Notice is qualified in its entirety by reference to the Stipulation, which is available at https://www.cannaeholdings.com/notices. 72. For a more detailed statement of the matters involved in the Action, you may inspect the pleadings, the Stipulation, the Orders entered by the Court, and other papers filed in the Action at the Office of the Register in Chancery in the Court of Chancery of the State of Delaware, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, during regular business hours of each business day. If you have questions regarding the Settlement, you may write or call the following counsel for Plaintiff: Ned Weinberger, Esq. Labaton Sucharow LLP 222 Delaware Avenue, Suite 1510 Wilmington, Delaware 19801 Phone: 302-573-2540 Email: NWeinberger@labaton.com Jeremy Friedman, Esq. Friedman Oster & Tejtel PLLC 493 Bedford Center Road, Suite 2D Bedford Hills, New York 10507 Phone: 888-529-1108 Email: jfriedman@fotpllc.com DO NOT CALL OR WRITE THE COURT OR THE OFFICE OF THE REGISTER IN CHANCERY REGARDING THIS NOTICE. NOTICE TO PERSONS OR ENTITIES HOLDING RECORD OWNERSHIP ON BEHALF OF OTHERS. Brokerage firms, banks, and other persons or entities who held shares of Company common stock as record owners, but not as beneficial owners, are directed to either: (a) promptly request from KCC LLC (“KCC”), sufficient copies of this Notice to forward to all such beneficial owners and after receipt of the requested copies promptly forward the copies of the Notice to all such beneficial owners; or (b) promptly provide a list of the names and addresses of all such beneficial owners to KCC, after which KCC will promptly send copies of the Notice to such beneficial owners. Copies of this Notice may be obtained by calling KCC toll-free at 844-790-0907; emailing CannaeDerivativeSettlement@kccllc.com; or mailing Cannae Derivative Settlement, c/o KCC LLC, P.O. Box 6162, Novato, California 94948-6162. A copy of the Notice is also available for downloading from https://www.cannaeholdings.com/notices. BY ORDER OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE Dated: March 17, 2023